Exhibit 24

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Patrick Sinks, Timothy J. Mattke and Jeffrey H. Lane, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 10,000,000 shares of Common Stock $1.00 par value under the Company’s 2015 Omnibus Incentive Plan;

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2011 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 15th day of October, 2015.

By:	/s/ Daniel A. Arrigoni
Name:	Daniel A. Arrigoni

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Patrick Sinks, Timothy J. Mattke and Jeffrey H. Lane, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 10,000,000 shares of Common Stock $1.00 par value under the Company’s 2015 Omnibus Incentive Plan;

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2011 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 16th day of October, 2015.

By:	/s/ Cassandra C. Carr
Name:	Cassandra C. Carr

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Patrick Sinks, Timothy J. Mattke and Jeffrey H. Lane, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 10,000,000 shares of Common Stock $1.00 par value under the Company’s 2015 Omnibus Incentive Plan;

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2011 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 19th day of October, 2015.

By:	/s/ C. Edward Chaplin
Name:	C. Edward Chaplin

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Patrick Sinks, Timothy J. Mattke and Jeffrey H. Lane, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 10,000,000 shares of Common Stock $1.00 par value under the Company’s 2015 Omnibus Incentive Plan;

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2011 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 15th day of October, 2015.

By:	/s/ Curt S. Culver
Name:	Curt S. Culver

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Patrick Sinks, Timothy J. Mattke and Jeffrey H. Lane, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 10,000,000 shares of Common Stock $1.00 par value under the Company’s 2015 Omnibus Incentive Plan;

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2011 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 15th day of October, 2015.

By:	/s/ Timothy A. Holt
Name:	Timothy A. Holt

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Patrick Sinks, Timothy J. Mattke and Jeffrey H. Lane, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 10,000,000 shares of Common Stock $1.00 par value under the Company’s 2015 Omnibus Incentive Plan;

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2011 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 16th day of October, 2015.

By:	/s/ Kenneth M. Jastrow, II
Name:	Kenneth M. Jastrow, II

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Patrick Sinks, Timothy J. Mattke and Jeffrey H. Lane, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 10,000,000 shares of Common Stock $1.00 par value under the Company’s 2015 Omnibus Incentive Plan;

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2011 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 18th day of October, 2015.

By:	/s/ Michael Lehman
Name:	Michael Lehman

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Patrick Sinks, Timothy J. Mattke and Jeffrey H. Lane, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 10,000,000 shares of Common Stock $1.00 par value under the Company’s 2015 Omnibus Incentive Plan;

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2011 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 21st day of October, 2015.

By:	/s/ Donald T. Nicolaisen
Name:	Donald T. Nicolaisen

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Patrick Sinks, Timothy J. Mattke and Jeffrey H. Lane, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 10,000,000 shares of Common Stock $1.00 par value under the Company’s 2015 Omnibus Incentive Plan;

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2011 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 15th day of October, 2015.

By:	/s/ Gary A. Poliner
Name:	Gary A. Poliner

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Patrick Sinks, Timothy J. Mattke and Jeffrey H. Lane, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 10,000,000 shares of Common Stock $1.00 par value under the Company’s 2015 Omnibus Incentive Plan;

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2011 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 22nd day of October, 2015.

By:	/s/ Mark Zandi
Name:	Mark Zandi